SUPPLEMENT TO THE PROSPECTUS OF
WELLS FARGO MONEY MARKET FUNDS
 Wells Fargo Municipal Cash Management Money Market Fund
 (the "Fund")

At a meeting held August 15 - August 16, 2017, the Board of Trustees of the Fund approved the following changes effective August 21, 2017.

I. Pricing Fund Shares Changes - The table in the section entitled "Pricing Fund Shares" is revised for the Fund. The calculation of the net asset value for the Fund at 9:00a.m. and 5:00p.m. (Eastern Time) have been discontinued.

II. Change to Processing of Purchase and Redemption Requests - The Fund will once again process purchase and redemption requests as of the time such request is received by an authorized intermediary. Accordingly, the following language is added to the section entitled "Buying and Selling Fund Shares":

The Fund's shares may be purchased through an intermediary that has entered into a dealer agreement with the Fund's distributor. The Fund has approved the acceptance of a purchase or redemption request effective as of the time of its receipt by such an authorized intermediary or its designee as long as the request is received by one of those entities prior to the Fund's closing time. We reserve the right to adjust the closing time in certain circumstances.

August 17, 2017	MMA087/P1203SP